Consolidated Statements of Earnings - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Revenues:
Revenue	$ 2,879	$ 2,778	$ 2,714
Cost of revenues:
Total cost of revenues	(2,332)	(2,284)	(2,255)
Gross profit	547	494	459
General and administrative expenses	(293)	(283)	(277)
Amortization of intangibles	(9)	(9)	(9)
Other operating expenses, net	(9)	(21)	(10)
Operating earnings	236	181	163
Interest expense	(35)	(64)	(65)
Other, net	(1)	(5)	(3)
Earnings before taxes	200	112	95
Income tax provision	46	27	20
Net earnings	$ 154	$ 85	$ 75
Net earnings per share from common stock:
Basic earnings per share (in dollars per share)	$ 1.06	$ 0.59	$ 0.52
Diluted earnings per share (in dollars per share)	$ 1.06	$ 0.59	$ 0.52
Products
Revenues:
Revenue	$ 2,505	$ 2,412	$ 2,220
Cost of revenues:
Total cost of revenues	(2,067)	(2,000)	(1,904)
Services
Revenues:
Revenue	374	366	494
Cost of revenues:
Total cost of revenues	$ (265)	$ (284)	$ (351)